Supplement dated August 26, 2013
to the Prospectus dated  May 1, 2002 for
Elements Classic NY
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following discussion of “Continuation of the Contract by a Surviving Spouse” replaces the “Continuation of the Contract by a Surviving Spouse” in your Prospectus.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner.  This election is only available, however, if the deceased Owner's spouse's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected) is after the Issue Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the contract, The Surviving Spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

On June 26th, 2013, the United States Supreme Court ruled in United States v. Windsor that section 3 of the Defense of Marriage Act (“DOMA”) is unconstitutional.  Under section 3 of DOMA, only individuals of the opposite sex could be treated as married or spouses for federal tax purposes.  Under section 2 of DOMA, states are not required to recognize a marriage between two individuals of the same sex that is lawful under the laws of another state.  The Supreme Court did not address section 2 of DOMA and section 2 remains in effect.  Because state laws vary, the circumstances in which parties to a same-sex marriage, a civil union, and domestic partners are treated as “spouses” for federal tax purposes is unclear.  The Internal Revenue Service has stated that it expects to issue guidance on how the Supreme Court’s decision in Windsor will affect federal tax rules.  Such guidance may clarify the circumstances in which parties to a same sex marriage, a civil union, and domestic partners are or are not treated as “spouses” for federal tax purposes.

The beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a beneficiary who is not recognized as a spouse for federal tax purposes.  Specifically, a beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the owner’s death or take distributions from the Contract over the beneficiary’s life or life expectancy.

Whether an individual who is a party to a same-sex marriage, a civil union, or a domestic partnership will be treated as a spouse for federal tax purposes is uncertain.  As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law, nonetheless could be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and would not be able to elect to continue the Contract.